UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2008
NITROMED, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50439	22-3159793

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

45 Hayden Avenue, Suite 3000 Lexington, Massachusetts	02421

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 266-4000
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
     On December 4, 2008, NitroMed, Inc. (“NitroMed”) issued a press release stating that NitroMed had received an unsolicited proposal from Deerfield Management to acquire NitroMed for $0.50 per share in cash. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
     NitroMed plans to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the proposed sale of its BiDil® and BiDil XR™ drug business to JHP Pharmaceuticals, LLC. The proxy statement will contain important information about NitroMed, the proposed sale of the BiDil and BiDil XR drug business and related matters. In addition, in connection with NitroMed’s proposed merger with Archemix Corp., NitroMed plans to file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. The joint proxy statement/prospectus will be mailed to stockholders of NitroMed and Archemix. The joint proxy statement/prospectus will contain important information about NitroMed, Archemix, the transaction and related matters. Investors and security holders of NitroMed and Archemix are urged to read carefully both the proxy statement relating to the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus relating to the merger, when they are available.
     Investors and security holders of NitroMed will be able to obtain free copies of the proxy statement for the proposed sale of the BiDil and BiDil XR drug business (when it is available) and the joint proxy statement/prospectus for the proposed merger (when it is available), and other documents filed with the SEC by NitroMed through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of NitroMed will be able to obtain free copies of the proxy statement for the proposed sale of the BiDil and BiDil XR drug business (when it is available) and the joint proxy statement/prospectus for the proposed merger (when it is available) by contacting NitroMed, Inc., Attn: Secretary, 45 Hayden Avenue, Suite 3000, Lexington, MA 02421. Investors and security holders of Archemix will be able to obtain free copies of the joint proxy statement/prospectus for the merger (when it is available) by contacting Archemix Corp., Attn: Secretary, 300 Third Street, Cambridge, MA 02142.
     NitroMed, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the purchase and sale agreement with JHP Pharmaceuticals relating to the sale of the BiDil and BiDil XR drug business, and NitroMed and Archemix, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement with Archemix. Information regarding NitroMed’s directors and executive officers is contained in NitroMed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 16, 2008, which are filed with the SEC. As of November 30, 2008, NitroMed’s directors and executive officers beneficially owned approximately 33% of NitroMed’s common stock. A more complete description of the interests of NitroMed’s directors and officers will be available in the proxy statement relating to the sale of the BiDil and BiDil XR drug business. In addition, information regarding Archemix’s directors and officers and a more complete description of the interests of NitroMed’s directors and officers will be available in the joint proxy statement/prospectus relating to the merger.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
     Statements in this document regarding the proposed sale of NitroMed’s BiDil and BiDil XR drug business to JHP Pharmaceuticals and the proposed merger between NitroMed and Archemix, the expected timing and completion of those transactions, the expected ownership of the NitroMed common stock by NitroMed and Archemix stockholders after the closing of the proposed merger, and any other statement about NitroMed’s management team’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “plans,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that NitroMed is unable to complete the sale of its BiDil and BiDil XR drug business, which is a condition to the closing of the merger with Archemix; the risk that NitroMed and Archemix may not be able to complete the proposed merger; and other risks and uncertainties more fully described in NitroMed’s Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, each as filed with the SEC, as well as the other filings that NitroMed makes with the SEC. Investors and stockholders are also urged to read carefully the risk factors set forth in the proxy statement relating to the sale of the BiDil and BiDil XR business to JHP Pharmaceuticals and set forth in the Registration Statement and the joint proxy statement/prospectus relating to the proposed merger of NitroMed and Archemix, when they are available.
     In addition, the statements in this document reflect NitroMed’s expectations and beliefs as of the date of this document. NitroMed anticipates that subsequent events and developments will cause its expectations and beliefs to change. However, while NitroMed may elect to update these forward-looking statements publicly at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing NitroMed’s views as of any date after the date of this Current Report on Form 8-K.
Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITROMED, INC.
Date: December 8, 2008	By:	/s/ Kenneth M. Bate
Kenneth M. Bate
President, Chief Executive Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by NitroMed, Inc. on December 4, 2008.